Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: December 1 — December 31, 2010
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Certifications
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)			see certifications	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			see certifications	X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	Taxes	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X		X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Ron Glass Signature of Authorized Individual*	January 18, 2010 Date

Ron Glass Printed Name of Authorized Individual	Plan Administrator Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
The Debtor’s Modified Plan of Liquidation (the “Plan”) was confirmed on December 30, 2010. The Plan became effective on January 3, 2011.
MOR
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: December 1 — December 31, 2010
CERTIFICATIONS
A. Bank Reconciliation Certification
The undersigned verifies that, to my knowledge, all of the Debtors’ December 31, 2010 bank balances have been reconciled in an accurate and timely manner.

Bank Name	Account	Book Balance
Capital One Bank	****8899	$2,728,326.07
Capital One Bank	****8910	$10,000.00
Capital One Bank	****9471	$13,525,679.32
B. Post-petition Taxes Certification
The undersigned verifies that, to my knowledge, all post-petition tax obligations, including but not limited to payroll, real property, income, franchise and other taxes have been paid to the proper taxing authority when due.

/s/ Ronald L. Glass Signature of Authorized Individual	January 18, 2010 Date

Ronald L. Glass	Plan Administrator
Printed Name of Authorized Individual	Title of Authorized Individual

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: December 1 — December 31, 2010
MOR 1

	Current Month		Cumulative Filing to Date
	Actual	Forecast	Actual	Forecast
Beginning Date	1-Dec-10	1-Dec-10	3-May-10	3-May-10
Ending Date	31-Dec-10	31-Dec-10	31-Dec-10	31-Dec-10

Cash — Beginning Balance	$16,497,862	$16,497,573	$5,257,718	$5,269,539

Receipts
Lockbox	—	—	645,880	299,859
Misc Deposits	34,127	11,822	17,709,213	18,700,226

Total Receipts	$34,127	$11,822	$18,355,093	$19,000,085

Operating Disbursements
Gleacher	—	—	(712,514)	—
Dr Directory	—	—	(77,948)	(127,774)
Legal & Deal fees	(103,218)	(424,218)	(1,190,420)	(1,305,576)
Par Litigation (additional expense)	(6,673)	(50,000)	(6,673)	(50,000)
KCC LLC	—	(45,000)	(65,501)	(175,513)
Plan Administrator	—	(25,000)	—	(25,000)
Creditors Committee Counsel & FA	(57,157)	(62,603)	(330,695)	(607,669)
Equity Committee Counsel	—	(150,000)	(94,294)	(394,294)
Other Professional Fees	—	—	—	(347,480)
Payroll	(20,834)	(41,000)	(1,198,175)	(1,491,830)
Benefits	(871)	—	(263,923)	(206,567)
Severance	—	—	—	—
Invoices in A/P Aging	(43,406)	(38,860)	(1,261,965)	(1,198,257)
Misc (TX rent, Insurance, ICS)	(5,958)	(10,370)	(1,031,792)	(360,846)
Other	(29,866)	(46,800)	(1,119,655)	(1,287,258)
voided checks	—	—	4,749	—

Total Operating Disbursements	$(267,983)	$(893,851)	$(7,348,805)	$(7,578,064)

Net Operating Cash Flow	$(233,856)	$(882,029)	$11,006,287	$11,422,021

Non-Operating Disbursements
Capex
Professional Fees

Total Non-Operating Disbursements	$—	$—	$—	$—

Net Operating Cash Flow Before Financing	$(233,856)	$(882,029)	$11,006,287	$11,422,021

Financing Activities
Interest Payments

Financing Activities	$—	$—	$—	$—

Cash Flow	$(233,856)	$(882,029)	$11,006,287	$11,422,021

Ending Cash Balance (per books)	$16,264,005	$15,615,544	$16,264,005	$16,691,560

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$(267,983)

LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0

PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$(267,983)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: December 1 — December 31, 2010
Disbursements Journal
Checks cut during period

GL Posting		Checkbook
Date	Source Document	Amount	CM Trx Number	Voided	Paid ToRcvd From
12/16/2010	PMCHK	$2,272.83	5334	No	A1 DOCUMENT SOLUTIONS, LLC
12/9/2010	PMCHK	$103,217.87	5333	No	Alston & Bird LLP
12/9/2010	PMCHK	$1,071.00	5324	No	American Stock Transfer & Trust Co
12/16/2010	PMCHK	$154.47	5335	No	AT&T Mobility
12/9/2010	PMCHK	$649.50	5325	No	AZTEC SYSTEMS
12/16/2010	PMCHK	$663.04	5336	No	AZTEC SYSTEMS
12/16/2010	PMCHK	$3,596.89	5340	No	Brad Cole
12/2/2010	PMCHK	$3,901.50	5316	No	Corporation Service Company
12/9/2010	PMCHK	$3,500.00	5329	No	Cynthia Tirpak
12/16/2010	PMCHK	$500.00	5341	No	Cynthia Tirpak
12/2/2010	PMCHK	$115.64	5315	No	David Carlson
12/16/2010	PMCHK	$1,152.44	5337	No	David Carlson
12/2/2010	PMCHK	$38,631.77	5317	No	Dickstein Shapiro LLP
12/16/2010	PMCHK	$18,525.39	5338	No	Dickstein Shapiro LLP
12/2/2010	PMCHK	$1,235.00	5318	No	Herman Technology Consultants-LLC
12/9/2010	PMCHK	$2,689.32	5326	No	Herman Technology Consultants-LLC
12/2/2010	PMCHK	$5,869.96	5319	No	Integrated Commercialization Sol.
12/9/2010	PMCHK	$200.00	5327	No	PayFlex Systems USA, Inc.
12/2/2010	PMCHK	$99.00	5320	No	Precision IR Group
12/2/2010	PMCHK	$451.00	5321	No	Pure Compliance
12/9/2010	PMCHK	$50.00	5328	No	Shred-it USA, DBA Shred-it Dallas
12/2/2010	PMCHK	$29,865.75	5322	No	Tricare Management Activity
12/17/2010	PMCHK	$490.59	5342	No	Verizon Wireless
12/9/2010	PMCHK	$871.30	5330	No	VSP - (AT)
12/2/2010	PMCHK	$3,192.00	5323	No	William Gallagher Associates
12/9/2010	PMCHK	$4,400.00	5331	No	WINSTON & STRAWN LLP
12/9/2010	PMCHK	$125.39	5332	No	WorldWide express
12/16/2010	PMCHK	$354.65	5339	No	WorldWide express

		$227,846.30	Checks Cut

Debits to bank other than checks

Transaction				Customer
Date	Description	Amount	Bank Ref#	Ref. #	Payee / Description
12/3/2010	ADP Payroll Fees	$278.78	OEX000001241		ADP
12/24/2010	ADP Payroll Fees	$659.79	WDL000001250		ADP
12/13/2010	Payroll	$14,435.78	OEX000001245		ADP
12/28/2010	Payroll	$14,435.77	WDL000001247		ADP
12/29/2010	Payroll Taxes	$5,738.85	WDL000001248		ADP
12/31/2010	Bank Fees	$88.02	OEX000001246		Capital One
12/30/2010	Rent	$4,500.00	WDL000001249		Maguire Partners

		$40,136.99	Debits to Bank other than Checks

Voided Checks from Prior Periods		$0.00

		$267,983.29	Total disbursements

Checks cleared by bank:

12/2/2010	DEBIT MEMO - CapOne	$427.67			CONTROL DISBURSEMENT/CLEARED CHECKS
12/3/2010	DEBIT MEMO - CapOne	$6,117.11			CONTROL DISBURSEMENT/CLEARED CHECKS
12/6/2010	DEBIT MEMO - CapOne	$50.00			CONTROL DISBURSEMENT/CLEARED CHECKS
12/8/2010	DEBIT MEMO - CapOne	$9,863.51			CONTROL DISBURSEMENT/CLEARED CHECKS
12/9/2010	DEBIT MEMO - CapOne	$44,501.73			CONTROL DISBURSEMENT/CLEARED CHECKS
12/13/2010	DEBIT MEMO - CapOne	$1,114.44			CONTROL DISBURSEMENT/CLEARED CHECKS
12/14/2010	DEBIT MEMO - CapOne	$871.30			CONTROL DISBURSEMENT/CLEARED CHECKS

GL Posting		Checkbook
Date	Source Document	Amount	CM Trx Number	Voided	Paid ToRcvd From
12/15/2010	DEBIT MEMO - CapOne	$33,826.07			CONTROL DISBURSEMENT/CLEARED CHECKS
12/16/2010	DEBIT MEMO - CapOne	$7,900.00			CONTROL DISBURSEMENT/CLEARED CHECKS
12/17/2010	DEBIT MEMO - CapOne	$713.04			CONTROL DISBURSEMENT/CLEARED CHECKS
12/20/2010	DEBIT MEMO - CapOne	$103,343.26			CONTROL DISBURSEMENT/CLEARED CHECKS
12/21/2010	DEBIT MEMO - CapOne	$2,272.83			CONTROL DISBURSEMENT/CLEARED CHECKS
12/22/2010	DEBIT MEMO - CapOne	$154.47			CONTROL DISBURSEMENT/CLEARED CHECKS
12/23/2010	DEBIT MEMO - CapOne	$18,880.04			CONTROL DISBURSEMENT/CLEARED CHECKS
12/24/2010	DEBIT MEMO - CapOne	$4,096.89			CONTROL DISBURSEMENT/CLEARED CHECKS

		$234,132.36

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: December 1 — December 31, 2010
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

		Invoice Amount -	Invoice Amount -	Fees	Expenses	Objection	Check		Amount Paid		Year-To-Date
Payee	Period Covered	Fees	Expenses	Approved	Approved	Deadline	Number	Date	Fees	Expenses	Fees	Expenses
Alston & Bird LLP	4/30 - 5/31/10	$255,194.00	$0.00	$255,194.00	$0.00	7/7/2010	5082	7/21/2010	$204,155.20	$0.00	$204,155.20	$0.00
Alston & Bird LLP	4/30 - 5/31/10	$0.00	$5,825.95	$0.00	$5,825.95	7/7/2010	5085	7/22/2010	$0.00	$5,825.95	$0.00	$5,825.95
Alston & Bird LLP	6/1 - 6/30/10	$129,621.50	$7,762.21	$129,621.50	$7,762.21	8/5/2010	5107	8/12/2010	$103,697.20	$7,762.21	$103,697.20	$7,762.21
Alston & Bird LLP	7/1 - 7/31/10	$100,767.00	$1,689.29	$100,767.00	$1,689.29	9/3/2010	5170	9/8/2010	$80,613.60	$1,689.29	$80,613.60	$1,689.29
Alston & Bird LLP	8/1 - 8/31/10	$99,230.00	$2,430.75	$99,230.00	$2,430.75	10/4/2010	5243	10/7/2010	$79,384.00	$2,430.75	$79,384.00	$2,430.75
Alston & Bird LLP	4/30 - 7/31/10*					11/1/2010	5263	10/27/2010	$97,116.50	$0.00	$97,116.50	$0.00
Alston & Bird LLP	9/1 - 9/31/10	$104,208.00	$285.55	$104,208.00	$285.55	11/2/2010	5286	11/4/2010	$80,366.40	$285.55	$80,366.40	$285.55
Alston & Bird LLP	10/1 - 10/31/10	$126,101.00	$2,337.07	$126,101.00	$2,337.07	12/6/2010	5333	12/9/2010	$100,880.80	$2,337.07	$100,880.80	$2,337.07
Alston & Bird LLP	11/1 - 11/30/10	$181,712.18	$3,249.18			1/19/2011					$0.00	$0.00

Alston & Bird LLP subtotal											$746,213.70	$20,330.82

Bayard, P.A.	5/11 - 5/31/10	$35,663.00	$212.04	$35,663.00	$212.04	7/19/2010	5086	7/22/2010	$28,530.40	$212.04	$28,530.40	$212.04
Bayard, P.A.	6/1 - 6/30/10	$29,506.00	$393.24	$28,306.00	$393.24	8/10/2010	5142	8/17/2010	$22,644.80	$393.24	$22,644.80	$393.24
Bayard, P.A.	7/1 - 7/31/10	$24,458.00	$623.21	$24,458.00	$623.21	9/7/2010	5212	9/14/2010	$19,566.40	$623.21	$19,566.40	$623.21
Bayard, P.A.	8/1 - 8/31/10	$14,119.00	$366.86	$14,119.00	$366.86	10/7/2010	5257	10/20/2010	$11,295.20	$366.86	$11,295.20	$366.86
Bayard, P.A.	4/30 - 7/31/10*					10/19/2010	5275	10/27/2010	$17,685.40	$0.00	$17,685.40	$0.00
Bayard, P.A.	9/1 - 9/31/10	$10,673.50	$287.15	$10,673.50	$287.15	11/2/2010	5291	11/17/2010	$8,538.80	$287.15	$8,538.80	$287.15
Bayard, P.A.	10/1 - 10/31/10	$6,568.50	$191.38	$6,568.50	$191.38	12/14/2010	5345	1/6/2011	$5,254.80	$191.38	$5,254.80	$191.38
Bayard, P.A.	11/1 - 11/30/10	$8,553.00	$201.93	$8,553.00	$201.93	1/5/2011	5433	1/13/2011	$6,842.40	$201.93	$6,842.40	$201.93

Bayard, P.A. subtotal											$120,358.20	$2,275.81

Carella, Byrne, Bain	annuity services	$450.00	$6,993.00	$450.00	$6,993.00	N/A	5044	7/2/2010	$450.00	$6,993.00	$450.00	$6,993.00
Carella, Byrne, Bain	patent maintenance	$50.00	$516.00	$50.00	$516.00	N/A	2588	6/21/2010	$50.00	$516.00	$50.00	$516.00
Carella, Byrne, Bain	5/11 - 5/31/10	$43,716.00	$8,542.26	$43,716.00	$8,542.26	1/5/2011					$0.00	$0.00
Carella, Byrne, Bain	6/1 - 6/30/10	$56,689.50	$5,230.94	$56,689.50	$5,230.94	1/5/2011					$0.00	$0.00
Carella, Byrne, Bain	7/1 - 7/31/10	$51,815.50	$7,430.73	$51,815.50	$7,430.73	1/5/2011					$0.00	$0.00

Carella, Byrne, Bain subtotal											$500.00	$7,509.00

Dickstein Shapiro LLP	5/11 - 5/31/10	$134,068.50	$4,147.20	$134,068.50	$4,147.20	7/19/2010	5087	7/22/2010	$107,254.80	$4,147.20	$107,254.80	$4,147.20
Dickstein Shapiro LLP	6/1 - 6/30/10	$63,546.50	$3,309.16	$63,546.50	$3,309.16	8/10/2010	5131	8/17/2010	$50,837.50	$3,309.16	$50,837.50	$3,309.16
Dickstein Shapiro LLP	7/1 - 7/31/10	$63,076.25	$2,223.29	$63,076.25	$2,223.29	9/3/2010	5191	9/8/2010	$50,461.00	$2,223.29	$50,461.00	$2,223.29
Dickstein Shapiro LLP	8/1 - 8/31/10	$28,955.00	$973.23	$28,955.00	$973.23	10/5/2010	5248	10/13/2010	$23,164.00	$973.23	$23,164.00	$973.23
Dickstein Shapiro LLP	4/30 - 7/31/10*					10/19/2010	5264	10/27/2010	$52,137.95	$0.00	$52,137.95	$0.00
Dickstein Shapiro LLP	9/1 - 9/31/10	$43,782.00	$3,606.17	$43,782.00	$3,606.17	11/19/2010	5317	12/2/2010	$35,025.60	$3,606.17	$35,025.60	$3,606.17
Dickstein Shapiro LLP	10/1 - 10/31/10	$23,127.00	$23.79	$23,127.00	$23.79	11/30/2010	5338	12/16/2010	$18,501.60	$23.79	$18,501.60	$23.79
Dickstein Shapiro LLP	11/1 - 11/30/10	$17,037.00	$2,504.14	$17,037.00	$2,504.14	1/5/2011	5435	1/13/2011	$13,629.60	$2,504.14	$13,629.60	$2,504.14

Dickstein Shapiro LLP subtotal											$351,012.05	$16,786.98

Gleacher & Company	4/30 - 7/31/10	$660,000.00	$52,514.48	$660,000.00	$52,514.48	9/7/2010	Wire	9/17/2010	$528,000.00	$52,514.48	$528,000.00	$52,514.48
Gleacher & Company	4/30 - 7/31/10*					9/30/2010	5240	10/20/2010	$132,000.00	$0.00	$132,000.00	$0.00

Gleacher & Company subtotal											$660,000.00	$52,514.48

Invotex, Inc.	5/26 - 6/30/10	$71,248.50	$374.04	$71,248.50	$374.04	8/12/2010	5149	8/27/2010	$56,998.80	$374.04	$56,998.80	$374.04
Invotex, Inc.	7/1 - 7/30/10	$14,514.25	$79.24	$14,514.25	$79.24	9/7/2010	5208	9/14/2010	$11,611.40	$79.24	$11,611.40	$79.24
Invotex, Inc.	4/30 - 7/31/10*					10/19/2010	5267	10/27/2010	$17,152.55	$0.00	$17,152.55	$0.00

Invotex, Inc. subtotal											$85,762.75	$453.28

Kurtzman Carson Consultants	4/30/2010	$2,232.00	$78.20	$2,232.00	$78.20	N/A	5029	7/1/2010	$2,232.00	$78.20	$2,232.00	$78.20
Kurtzman Carson Consultants	NYTIMES (July)	$0.00	$3,680.00	$0.00	$3,680.00	N/A	wire	7/9/2010	0	3,680.00	$0.00	$3,680.00
Kurtzman Carson Consultants	5/1 - 5/31/10	$44,420.50	$13,040.83	$44,420.50	$13,040.83	N/A	5080	7/21/2010	$44,420.50	$13,040.83	$44,420.50	$13,040.83
Kurtzman Carson Consultants	6/1 - 6/30/10	$25,815.50	$2,752.13	$25,815.50	$2,752.13	N/A	5096	7/27/2010	$25,815.50	$2,752.13	$25,815.50	$2,752.13
Kurtzman Carson Consultants	7/1 -7/31/10	$20,333.00	$5,180.49	$20,333.00	$5,180.49	N/A	5150	8/27/2010	$20,333.00	$5,180.49	$20,333.00	$5,180.49
Kurtzman Carson Consultants	8/1 -8/31/10	$15,765.50	$4,964.56	$15,765.50	$4,964.56	N/A	5221	9/23/2010	$15,765.50	$4,964.56	$15,765.50	$4,964.56
Kurtzman Carson Consultants	9/1 -9/31/10	$9,943.00	$2,478.30	$9,943.00	$2,478.30	N/A	5268	10/27/2010	$9,943.00	$2,478.30	$9,943.00	$2,478.30
Kurtzman Carson Consultants	10/1 - 10/31/10	$5,551.50	$1,284.34	$5,551.50	$1,284.34	N/A	5299	11/17/2010	$5,551.50	$1,284.34	$5,551.50	$1,284.34
Kurtzman Carson Consultants	11/1 - 11/30/10	$11,821.00	$12,968.56	$11,821.00	$12,968.56	N/A	5347	1/6/2011	$11,821.00	$12,968.56	$11,821.00	$12,968.56

Kurtzman Carson Consultants subtotal											$135,882.00	$46,427.41

Morris James LLP	7/1 - 7/31/10	$49,525.00	$256.57	$49,525.00	$256.57	9/20/2010	5227	9/23/2010	$39,620.00	$256.57	$39,620.00	$256.57
Morris James LLP	8/1 - 8/31/10	$34,667.00	$466.80	$34,667.00	$466.80	10/27/2010	5285	11/4/2010	$27,733.60	$466.80	$27,733.60	$466.80
Morris James LLP	9/1 - 9/31/10	$31,957.50	$650.33	$31,957.50	$650.33	11/8/2010	5302	11/17/2010	$25,566.00	$650.33	$25,566.00	$650.33
Morris James LLP	10/1 - 10/31/10	$36,967.00	$697.22	$36,967.00	$697.22	12/23/2010	5348	1/6/2011	$29,573.60	$697.22	$29,573.60	$697.22

Morris James LLP subtotal											$122,493.20	$2,070.92

Young Conaway Stargatt & Taylor LLP	4/30 - 5/31/10	$41,889.00	$0.00	$41,889.00	$0.00	7/16/2010	5083	7/21/2010	$33,511.20		$33,511.20
Young Conaway Stargatt & Taylor LLP	4/30 - 5/31/10	$0.00	$1,099.45	$0.00	$1,099.45	7/16/2010	5088	7/22/2010		$1,099.45		$1,099.45
Young Conaway Stargatt & Taylor LLP	6/1 - 6/30/10	$25,033.50	$636.75	$25,033.50	$636.75	8/9/2010	5129	8/12/2010	$20,026.80	$636.75	$20,026.80	$636.75
Young Conaway Stargatt & Taylor LLP	7/1 - 7/31/10	$19,341.00	$1,717.81	$19,341.00	$1,717.81	8/31/2010	5190	9/8/2010	$15,472.80	$1,717.81	$15,472.80	$1,717.81
Young Conaway Stargatt & Taylor LLP	4/30 - 7/31/10*					10/19/2010	5274	10/27/2010	$17,152.70	$0.00	$17,152.70	$0.00
Young Conaway Stargatt & Taylor LLP	8/1 - 8/31/10	$12,374.00	$477.75	$12,374.00	$477.75	11/3/2010	5287	11/4/2010	$9,899.20	$477.75	$9,899.20	$477.75
Young Conaway Stargatt & Taylor LLP	9/1 - 9/31/10	$19,556.50	$1,097.91	$19,556.50	$1,097.91	11/12/2010	5306	11/17/2010	$15,645.20	$1,097.91	$15,645.20	$1,097.91
Young Conaway Stargatt & Taylor LLP	10/1 - 10/31/10	$18,569.50	$420.28	$18,569.50	$420.28	12/22/2010	5355	1/6/2011	$14,855.60	$450.28	$14,855.60	$450.28

Young Conaway Stargatt & Taylor LLP subtotal											$126,563.50	$5,479.95

Total											$2,348,785.40	$153,848.65

*	Denotes Payment on remaining amounts due through quarterly filings.

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: December 1 — December 31, 2010

	December	Cumulative
	2010	Filing to Date
Gross Sales	$—	$438,100
Sales Reserves and Allowances	(8,377)	329,402

Net Revenue	$(8,377)	$767,502

Cost of Goods Sold	$—	$860,166

Salaries, Bonus & Temp Labor	40,333	3,440,991
Benefits, Payroll Taxes, Recruiting & Relocation	(4,524)	125,159

Subtotal: Salaries & Benefits	$35,809	$3,566,149

Stock-Based Compensation	—	408,171
Marketing & Advertising	—	4,011
Travel & Entertainment	8,033	65,068
Facilities and Equipment Related	4,387	687,822
Insurance	85,396	612,750
Distribution Expense	0	359,749
Office & General Lab Supplies	1,512	15,052
Consulting & Legal Fees	504,165	3,934,125
Patents & Licensing	(100)	214,513
Audit, IR & Financial Fees	12,900	(29,135)
Non-Income Taxes	10,766	42,761
Depreciation and Amortization	—	974,542
Director and SAB Fees	—	64,771

Subtotal: FTE Expenses	$662,867	$10,920,349

Marketing Costs	(17,487)	152,088
Direct Project Costs	—	53,114

Total Expenses	$645,380	$11,985,717

Income (Loss) from Operations	$(653,757)	$(11,218,215)

Interest Income	6,928	29,417
Other income (expense)	2,552	162,790

Net Income (Loss) Before Taxes	$(644,277)	$(11,026,009)

Net Income (Loss)	$(646,451)	$(11,026,009)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: December 1 — December 31, 2010

	Current	Petition
	Month	Date
Cash & Cash Equivalents	$16,264,005	$5,257,718
Accounts Receivable, net	—	(490,487)
Inventory	—	2,213,158
Prepaid and Other Current Assets	1,012,786	3,397,106

Property and Equipment	—	14,341,773
Accumulated Depreciation	—	(12,460,925)

Property and Equipment, net	—	1,880,848

Deposits and Other Assets	—	680,580

Intangible Assets	—	11,877,529
Accum. Amort — Intangibles	—	(2,643,218)

Intangible Assets, net	—	9,234,311

Total Assets	$17,276,791	$22,173,234

Accounts Payable — post-petition	(527,251)	—
Accrued Payable to Lilly	—	—
Accrued Professional Fees	(580,000)	—
Other Accrued Expenses	(10,957)	—

Accounts Payable and Accrued Expenses — Post-Petition	(1,118,209)	—

Accounts Payable — pre-petion	(893,217)	(1,214,588)
Accrued Severance	(2,432,458)	(281,258)
Accrued Payable to Lilly	—	(5,252)
Accrued Professional Fees	(30,000)	(199,917)
Accrued R&D Costs	—	(136,067)
Accrued Keflex Copay Assistance	—	(9,276)
Accrued Moxatag Copay Assistance	—	(3,705,035)
Accrued Medicaid Rebates Payable	—	(563,001)
Accrued Returns	—	(1,945,797)
Other Accrued Expenses	—	(292,773)
Wages Payable	(232,412)	(306,521)
Employee Benefits Pay-401k	—	(33,339)
Employee Benefits — Flex Spending	—	(3,899)
Other Current Liabilities	(2,246,546)	(4,810,772)

Accounts Payable and Accrued Expenses — Pre-Petition	(5,834,632)	(13,507,496)

Deferred Contract Revenue — non-current (pre-petition)	(3,500,000)	(11,625,000)
Deferred Lease Expense	—	(18,340)

Total Liabilities	$(10,452,841)	$(25,150,836)

Common Stock	(865,119)	(865,119)
Additional Paid in Capital	(322,373,995)	(312,281,358)

Retained Earnings	288,505,818	299,240,744
YTD P&L	27,909,346	16,883,336

Accumulated Deficit	316,415,163	316,124,080

Stockholders’ Equity	$(6,823,950)	$2,977,602

Liabilities & Stockholders’ Equity	$(17,276,791)	$(22,173,234)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: December 1 — December 31, 2010

Other Post-petition liabilities
Professional bankruptcy fees estimates — corporate and local counsel	$270,000
Professional bankruptcy fees estimates — equity committee counsel	200,000
Professional bankruptcy fees estimates — creditors’ committee cousel & FA	100,000
Professional bankruptcy fees — KCC estimate	10,000

Total of Accrued Professional Fees (acct 21210)	$580,000

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: December 1 — December 31, 2010
SUMMARY OF UNPAID POSTPETITION DEBTS

Vendor		Voucher	Document	Current Trx		Document
ID	Vendor Name	Number	Date	Amount	Document Number	Type	Paid Date
ALS002	Alston & Bird LLP	038621	8/31/2010	$19,846.00	AUG 20%	Invoice
ALS002	Alston & Bird LLP	038680	9/30/2010	$20,841.60	SEP 20%	Invoice
ALS002	Alston & Bird LLP	038754	10/31/2010	$25,220.20	OCT 20%	Invoice
ALS002	Alston & Bird LLP	038947	11/30/2010	$142,770.40	NOV 80%	Invoice
ALS002	Alston & Bird LLP	038948	11/30/2010	$35,692.60	NOV 20%	Invoice
ALS002	Alston & Bird LLP	038949	11/30/2010	$3,249.18	NOV EXP	Invoice
BAY002	Bayard, P.A.	038641	8/31/2010	$2,823.80	AUG 20%	Invoice
BAY002	Bayard, P.A.	038685	9/30/2010	$2,134.70	SEP 20%	Invoice
BAY002	Bayard, P.A.	038766	10/31/2010	$1,313.70	OCT 20%	Invoice
BAY002	Bayard, P.A.	038767	10/31/2010	$5,254.80	OCT 80%	Invoice	01/06/11
BAY002	Bayard, P.A.	038768	10/31/2010	$191.38	OCT EXP	Invoice	01/06/11
BAY002	Bayard, P.A.	038843	11/30/2010	$1,710.60	NOV 20%	Invoice
BAY003	Bayard, P.A.	038844	11/30/2010	$6,842.40	NOV 80%	Invoice	01/13/11
BAY004	Bayard, P.A.	038845	11/30/2010	$201.93	NOV EXP	Invoice	01/13/11
BET003	Betsy Price, Tax Assessor-Collector	038672	12/31/2010	$5,363.72	00012721220 2010	Invoice
BET003	Betsy Price, Tax Assessor-Collector	038741	12/31/2010	$420.01	00012721220 2010B	Invoice
CAR002	Carella, Byrne, Bain	038847	12/31/2010	$10,363.10	JUL 20%	Invoice
CAR002	Carella, Byrne, Bain	038848	12/31/2010	$41,452.40	JUL 80%	Invoice
CAR002	Carella, Byrne, Bain	038849	12/31/2010	$7,430.73	JUL EXP	Invoice
CAR002	Carella, Byrne, Bain	038850	12/31/2010	$11,337.90	JUN 20%	Invoice
CAR002	Carella, Byrne, Bain	038851	12/31/2010	$45,351.60	JUN 80%	Invoice
CAR002	Carella, Byrne, Bain	038852	12/31/2010	$5,230.94	JUN EXP	Invoice
CAR002	Carella, Byrne, Bain	038853	12/31/2010	$8,743.20	MAY 20%	Invoice
CAR002	Carella, Byrne, Bain	038854	12/31/2010	$34,972.80	MAY 80%	Invoice
CAR002	Carella, Byrne, Bain	038855	12/31/2010	$8,542.26	MAY EXP	Invoice
DEN002	Denton County Tax Office	038717	12/31/2010	$511.58	2010	Invoice
DIC002	Dickstein Shapiro LLP	038634	8/31/2010	$5,791.00	AUG 20%	Invoice
DIC002	Dickstein Shapiro LLP	038746	9/30/2010	$8,756.40	SEP 20%	Invoice
DIC002	Dickstein Shapiro LLP	038830	10/31/2010	$4,625.40	OCT 20%	Invoice
DIC002	Dickstein Shapiro LLP	038856	11/30/2010	$3,407.40	NOV 20%	Invoice
DIC002	Dickstein Shapiro LLP	038857	11/30/2010	$13,629.60	NOV 80%	Invoice	01/13/11
DIC002	Dickstein Shapiro LLP	038858	11/30/2010	$2,504.14	NOV EXP	Invoice	01/13/11
MOR008	MORRIS JAMES LLP	038563	7/31/2010	$9,905.00	JULY FEES 20%	Invoice
MOR008	MORRIS JAMES LLP	038669	8/31/2010	$6,933.40	AUG FEES 20%	Invoice
MOR008	MORRIS JAMES LLP	038689	9/30/2010	$6,391.50	SEP 20%	Invoice
MOR008	MORRIS JAMES LLP	038823	10/31/2010	$7,393.40	OCT 20%	Invoice
YOU005	Young Conaway Stargatt & Taylor LLP	038700	8/31/2010	$2,474.80	AUG 20%	Invoice
YOU005	Young Conaway Stargatt & Taylor LLP	038719	9/30/2010	$3,911.30	SEP EXP 20%	Invoice
YOU005	Young Conaway Stargatt & Taylor LLP	038787	10/31/2010	$3,713.90	OCT 20%	Invoice

				$527,250.77

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: December 1 — December 31, 2010
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$6,295	$—	$—	$—	$—	$6,295
Wages Payable (401k contributions)	—	—	—	—	—	—
Taxes Payable (payroll-related taxes)	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees*	173,425	210,008	47,713	42,036	47,774	520,955
Amounts Due to Insiders**	—	—	—	—	—	—
Other:__________________________	—	—	—	—	—	—
Other:__________________________	—	—	—	—	—	—
Total Postpetition Debts	$179,720	$210,008	$47,713	$42,036	$47,774	$527,251
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	Professional fees are awaiting court approval or include remaining 20% of fees.

**	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(04/07)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: December 1 — December 31, 2010
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$5,232.87
+ Amounts billed during the period	—
- Amounts collected during the period	—
- Other adjustments during period	(5,232.87)
Total Accounts Receivable at the end of the reporting period	—

Accounts Receivable Aging	Amount
0 - 30 days old	—
31 - 60 days old	—
61 - 90 days old	—
91 + days old	—
Total Accounts Receivable	—
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$—
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X
Debtor sold certain assets pursuant to the Order Establishing Procedures for the Sale and/or abandonment of Certain Miscellaneous Property [Docket No. 263] dated September 7, 2010 (the “Order”). See the page titled “Sale of Assets “ for a listing of the miscellaneous property sold during the current period pursuant to the Order
FORM MOR-5
(04/07)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: December 1 — December 31, 2010
SALE OF ASSETS

		Relationship
Date of		to				Purchase
Purchase	Purchaser	Debtor	Equipment	Model #	Serial #	Amount
12/8/2010	MarkOne	None	Cisco Catalyst 4507R			$1,700.00
12/8/2010	MarkOne	None	Cisco Catalyst 4506			1,275.00
12/8/2010	MarkOne	None	HP Proliant Server			850.00
12/8/2010	MarkOne	None	HP Storageworks Modular SAN Array 1000			850.00
12/8/2010	MarkOne	None	APC Server Rack			150.00
12/8/2010	MarkOne	None	APC Power Strips & Cords			100.00
12/8/2010	MarkOne	None	Cisco ASA 5510 Series			637.50
12/8/2010	MarkOne	None	APC Symmetra RM (Qty 3) $50 Each			150.00
12/8/2010	MarkOne	None	2 Samsung 22" Monitors			170.00
12/8/2010	MarkOne	None	Cisco Catalyst 2950			127.50
12/8/2010	MarkOne	None	HP Proliant Server			850.00
12/13/2011	Dan Gregory	None	Samsung TV			300.00
12/13/2011	Dan Gregory	None	Infocus 1100 Projector			300.00
12/13/2011	Dan Gregory	None	Lenovo X61 Laptop			300.00
12/13/2011	Dan Gregory	None	Office Chair			25.00

					Total:	$7,785.00

STATUS OF POSTPETITION TAXES
The beginning tax liablitiy should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes Attach photocopies of any tax returns filed during the reporting period

Amount
	Beginning Tax	Withheld or			Check No. or	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	EFT	Liability
Withholding*	$5,219	$11,477	$(5,739)	12/29/10	EFT	$10,957
FICA-Employee*	—	—	—		—	—
FICA-Employer*	—	—	—		—	—
Unemployment	—	—	—		—	—
Income	—	—	—		—	—
Other:	—	—	—		—	—
Total Federal Taxes	5,219	11,477	(5,739)		—	10,957
State and Local
Withholding	—	—	—		—	—
Sales	—	—	—		—	—
Excise	—	—	—		—	—
Unemployment	—	—	—		—	—
Real Property	6,295	—	—		—	6,295
Personal Property	—	—	—		—	—
Other:	—	—	—		—	—
Total State and Local	6,295	—	—		—	6,295
Total Taxes	$11,514	$11,477	$(5,739)		$—	$17,252

*	Payroll taxes are paid to ADP